                                                                   EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                                STEELCASE INC.

                           offer for all outstanding
                         6.375% Senior Notes Due 2006
                                in exchange for
                         6.375% Senior Notes Due 2006
              pursuant to the Prospectus dated            , 2002

 THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
 CITY TIME, ON             , 2002, UNLESS EXTENDED (THE "EXPIRATION DATE").
 TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                 The Exchange Agent for the Exchange Offer Is:
                         Bank One Trust Company, N.A.

           By Mail or Overnight Delivery:          By Hand:
            Bank One Trust Company, N.A.        Bank One, N.A.
             Corporate Trust Operations   55 Water Street, 1st Floor
                111 Polaris Parkway        New York, New York 10041
                 Suite N1-OH1-0184
                Columbus--Ohio 43240
             Attention: Ms. Lora Marsch

                           Facsimile Transmissions:

                                (614) 248-9987

                             Confirm by Telephone:

                                (800) 346-5153

      DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

      THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

      The undersigned acknowledges that he or she has received and reviewed a
prospectus dated      , 2002 (the "Prospectus") of Steelcase Inc. (the
"Company") and this letter of transmittal (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $250,000,000 of the Company's 6.375% Senior Notes Due 2006 (the "New Notes"), for a like principal amount of the Company's issued and outstanding 6.375% Senior Notes Due 2006 (the "Old Notes"). Capitalized terms used but not defined herein shall have the same meaning given to them in the Prospectus.

      This Letter of Transmittal is to be completed by a holder of Old Notes either if (a) certificates for such Old Notes are to be forwarded herewith or
(b) a tender of Old Notes is to be made by book-entry transfer to the account of the exchange agent for the exchange offer (the "Exchange Agent") at DTC, pursuant to the procedures for tender by book-entry transfer set forth under "The Exchange Offer--Procedures for Tendering Old Notes--Book-Entry Transfers" in the Prospectus. Certificates or book-entry confirmation of the transfer of Old Notes into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile hereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal. The term "book-entry confirmation" means a confirmation of a book-entry transfer of Old Notes into the Exchange Agent's account at DTC. The term "Agent's Message" means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a book-entry transfer, which states that DTC has received an express acknowledgment that the tendering holder agrees to be bound by the Letter of Transmittal and that the Company may enforce the Letter of Transmittal against such holder.

      If Old Notes are tendered pursuant to book-entry procedures, the Exchange Agent must receive no later than 5:00 p.m., New York City time, on the Expiration Date, book-entry confirmation of the Old Notes being tendered into the Exchange Agent's account at DTC, along with a completed Letter of Transmittal or an Agent's Message.

      By crediting the Old Notes to the Exchange Agent's account at DTC and by complying with the applicable procedures of DTC's Automated Tender Offer Program ("ATOP") with respect to the tender of the Old Notes, including transmission of an Agent's Message, the holder of Old Notes acknowledges and agrees to be bound by the terms of this Letter of Transmittal, and the participant in DTC confirms on behalf of itself and the beneficial owners of such Old Notes all provisions of this Letter of Transmittal as being applicable to it and such beneficial owners as fully as if such participant and each such beneficial owner had provided the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.

      Holders of Old Notes whose certificates for such Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis may tender their Old Notes according to the guaranteed delivery procedures described in "The Exchange Offer--Procedures for Tendering Old Notes--Guaranteed Delivery Procedures" in the Prospectus.

      DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

      The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

      List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Old Notes should be listed on a separate, signed schedule affixed hereto.

                                            DESCRIPTION OF OLD NOTES
-----------------------------------------------------------------------------------------------------------------
 Name(s) and Address(es) of Registered                           Certificate       Aggregate       Principal
 Holder(s) (Please fill in, if blank)                            Number(s)*        Principal       Amount
                                                                                   Amount of Old   Tendered**
                                                                                   Notes
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
                                                                 Total:
--------------------------------------------------------------------------------------------------------------
 *Need not be completed if Old Notes are being tendered by book-entry transfer.

 **Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Notes represented by the Old Notes indicated in column 2. See Instruction 4. Old Notes tendered hereby must be in denominations of $1,000 or any integral multiple thereof.


[_]CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK ENTRY TRANSFER TO
   THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE
   FOLLOWING:

    Name of Tendering Institution_____________________________________________________________________________________

    DTC Account Number________________________________________________________________________________________________

    Transaction Code Number __________________________________________________________________________________________

[_]CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

[_]CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF
   TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED
   DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING
   (SEE INSTRUCTION 1):

    Name(s) of Registered Holder(s)___________________________________________________________________________________

    Window Ticket Number (if any)_____________________________________________________________________________________

    Date of Execution of Notice of Guaranteed Delivery________________________________________________________________

    Name of Eligible Institution which Guaranteed Delivery____________________________________________________________

    If Guaranteed Delivery is to be Made by Book-Entry Transfer:

    Name of Tendering Institution_____________________________________________________________________________________

    DTC Account Number________________________________________________________________________________________________

    Transaction Code Number___________________________________________________________________________________________


[_]CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES
   OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.*

    Name:_____________________________________________________________________________________________________________

    Address:__________________________________________________________________________________________________________

   *You are entitled to as many copies as you reasonably believe necessary. If you require more than 10 copies, please indicate the total number required in the following space:

    _________________________________________________________________________________________________________________.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

      The undersigned hereby tenders to the Company the principal amount of Old Notes indicated above, upon the terms and subject to the conditions of the Exchange Offer. Subject to and effective upon the acceptance for exchange of all or any portion of the Old Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby irrevocably sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Old Notes.

      The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer and as trustee under the indenture governing the Old Notes and the New Notes) with respect to the tendered Old Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) subject only to the right of withdrawal described in the Prospectus, to (i) deliver certificates representing such Old Notes, together with all accompanying evidences of transfer and authenticity, to or upon the order of the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the New Notes to be issued in exchange for such Old Notes, (ii) present certificates for such Old Notes for transfer and to transfer the Old Notes on the books of the Company and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms and conditions of the Exchange Offer.

      The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Old Notes tendered hereby and that, when the same are accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Old Notes tendered hereby are not subject to any adverse claims, rights or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered hereby. The undersigned has read and agrees to all of the terms and conditions of the Exchange Offer.

      The name(s) and address(es) of the registered holder(s) of the Old Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the certificates representing such Old Notes. The certificate number(s) and the Old Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

      If any tendered Old Notes are not exchanged pursuant to the Exchange Offer for any reason, or if certificates are submitted for more Old Notes than are tendered or accepted for exchange, certificates for such nonexchanged or nontendered Old Notes will be returned (or, in the case of Old Notes tendered by book-entry transfer, such Old Notes will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

      The undersigned understands that tenders of Old Notes pursuant to any one of the procedures described in "The Exchange Offer--Procedures for Tendering Old Notes" in the Prospectus and in the instructions attached hereto will, upon the Company's acceptance for exchange of such tendered Old Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer and that the tendering holder will be deemed to have waived the right to receive any payment in respect of interest or otherwise on such Old Notes accrued up to the date of issuance of the New Notes. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Old Notes tendered hereby.

      Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the New Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Old Notes, that such New Notes be credited to the account indicated above maintained at

DTC. If applicable, substitute certificates representing Old Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Old Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," the undersigned hereby directs that the New Notes be delivered to the undersigned at the address shown below the undersigned's signature. The undersigned recognizes that the Company has no obligation pursuant to "Special Delivery Instructions" to transfer any Old Notes from a registered holder thereof if the Company does not accept for exchange any of the principal amount of such Old Notes so tendered.

      By tendering Old Notes and executing this Letter of Transmittal, the undersigned (if not a Participating Broker Dealer (as defined below)) hereby represents and agrees that (i) the New Notes acquired in the Exchange Offer are being obtained in the ordinary course of business of the person receiving the New Notes, whether or not that person is the holder; (ii) neither the holder nor any other person receiving the New Notes has an arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of the Old Notes or the New Notes; (iii) neither the holder nor any other person receiving the New Notes is an "affiliate," as defined under Rule 405 of the Securities Act, of the Company, or, if the holder or other person is an affiliate, that the holder or such other person, as the case may be, will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable; and (iv) it is not acting on behalf of any person who could not truthfully make the foregoing representations. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the New Notes.

      If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for the New Notes were acquired by it as a result of market-making activities or other trading activities (any such broker-dealer, a "Participating Broker-Dealer"), and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes pursuant to the Exchange Offer; however, by so acknowledging and delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

      The Company has agreed that, to the extent that any Participating Broker-Dealer participates in the Exchange Offer, the Company shall use its reasonable best efforts to maintain the effectiveness of the registration statement that the Prospectus forms a part of (the "Exchange Offer Registration Statement") for a period of 180 days following the closing of the Exchange Offer or such shorter period which will terminate when the Participating Broker-Dealers have completed all resales subject to applicable prospectus delivery requirements (such period, as the same may be extended as provided in the Registration Rights Agreement, is referred to herein as the "Applicable Period"). The Company has also agreed that, subject to the provisions of the Registration Rights Agreement, the Prospectus, as amended or supplemented, will be made available to Participating Broker-Dealers for use in connection with resales of New Notes received in exchange for Old Notes during the Applicable Period. The Company has agreed to notify promptly any Participating Broker-Dealer that has provided in writing to the Company a telephone or facsimile number and address for notices (which notice shall be accompanied by an instruction to suspend the use of the Prospectus until further notified) (i) of any request by the SEC or any state securities authority for post-effective amendments and supplements to the Exchange Offer Registration Statement and Prospectus or for additional information after the Exchange Offer Registration Statement has become effective, (ii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of the Exchange Offer Registration Statement or the initiation of any proceedings for that purpose, (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the New Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (iv) of the happening of any event or the discovery of any facts during the Applicable Period which (A) results in the Company in good faith and for valid business reasons, including, but not limited to, the acquisition or divestiture of assets or a material corporate transaction or event, deciding that use of the Prospectus should be suspended or (B) makes any statement made in the Exchange Offer Registration Statement or the Prospectus untrue in any material respect or which requires the making of any changes in the Exchange Offer Registration Statement or the Prospectus in order to make the statements therein not misleading or (vii) of any determination by the Company that a post-effective amendment to the Exchange Offer

Registration Statement would be appropriate. Each Participating Broker-Dealer tendering Old Notes and executing this Letter of Transmittal agrees, upon receipt of any notice described in (i) through (vii) above, to suspend use of the Prospectus until the Company has amended or supplemented the Prospectus or until the Company has advised the Participating Broker-Dealer that the use of the Prospectus may be resumed. If the Company gives such notice to suspend the sale of the New Notes, the Company shall extend the Applicable Period by the number of days during which the use of the Prospectus was suspended. The Company may suspend the use of the Prospectus for up to 4 periods of up to 45 consecutive days (except for the consecutive 45-day period immediately prior to maturity of the Securities), but no more than an aggregate of 90 days during any 365-day period.

      As a result, a Participating Broker-Dealer that intends to use the Prospectus in connection with resales of New Notes received in exchange for Old Notes pursuant to the Exchange Offer must notify the Company, or cause the Company to be notified, on or prior to the Expiration Date, that it is a Participating Broker-Dealer. Such notice may be given in the space provided above or may be delivered to the Exchange Agent at the address set forth in the Prospectus under "The Exchange Offer--Exchange Agent."

      All authority conferred or agreed to be conferred herein and every obligation of the undersigned under this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

      The undersigned, by completing the box entitled "Description of Old Notes" above and signing this Letter of Transmittal, will be deemed to have tendered the Old Notes as set forth in such box.

                   TO BE COMPLETED BY ALL TENDERING HOLDERS
                          (See Instructions 2 and 6)

                               PLEASE SIGN HERE

                (Please Complete Substitute Form W-9 on Page 14
                      or a Form W-8; See Instruction 10)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Signature(s) of Holders

Date: _______________________________________________________________________

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) for the Old Notes tendered or on a security position listing or by person(s) authorized to become the registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 6.)

Name(s): ____________________________________________________________________

--------------------------------------------------------------------------------
                                (Please Print)

Capacity (full title): ______________________________________________________

Address: ____________________________________________________________________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Area Code and Telephone No.: ________________________________________________

Taxpayer Identification Number: _____________________________________________

                           GUARANTEE OF SIGNATURE(S)
                              (See Instruction 2)

Authorized Signature: _______________________________________________________

Name: _______________________________________________________________________

--------------------------------------------------------------------------------
                            (Please Type or Print)

Title: ______________________________________________________________________

Name of Firm: _______________________________________________________________

Address: ____________________________________________________________________

--------------------------------------------------------------------------------
                                                             (Include Zip Code)
Area Code and Telephone No.: ________________________________________________

Date: _______________________________________________________________________

                         SPECIAL ISSUANCE INSTRUCTIONS
                        (Signature Guarantee Required--
                         See Instructions 2, 7 and 14)

      TO BE COMPLETED ONLY if New Notes or Old Notes not tendered or not accepted are to be issued in the name of someone other than the registered holder(s) of the Old Notes whose signature(s) appear(s) above, or if Old Notes delivered by book-entry transfer and not accepted for exchange are to be returned for credit to an account maintained at DTC other than the account indicated above.

Issue (check appropriate box(es))

[_]Old Notes to:

[_]New Notes to:

Name ________________________________________________________________________
                                (Please Print)

Address  ____________________________________________________________________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (Include Zip Code)

--------------------------------------------------------------------------------
                        Taxpayer Identification Number

[_]Credit unaccepted Old Notes tendered by book-entry transfer to the following account at DTC:

--------------------------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (Signature Guarantee Required--
                         See Instructions 2, 7 and 14)

      TO BE COMPLETED ONLY if New Notes or Old Notes not tendered or not accepted are to be sent to someone other than the registered holder(s) of the Old Notes whose signature(s) appear(s) above, or to such registered holder at an address other than that shown above.

Deliver (check appropriate box(es))

[_]Old Notes to:

[_]New Notes to:

Name ________________________________________________________________________
                                (Please Print)

Address  ____________________________________________________________________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (Include Zip Code)

                                 INSTRUCTIONS
        Forming Part of the Terms and Conditions of the Exchange Offer

      1. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed by a holder of Old Notes to tender such holder's Old Notes either if (a) certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer--Procedures for Tendering Old Notes--Book-Entry Transfers" in the Prospectus and an Agent's Message, as defined on page 1 hereof, is not delivered. Certificates or book-entry confirmation of transfer of Old Notes into the Exchange Agent's account, as well as this Letter of Transmittal (or facsimile hereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. If the tender of Old Notes is effected in accordance with applicable ATOP procedures for book-entry transfer, an Agent's Message may be transmitted to the Exchange Agent in lieu of an executed Letter of Transmittal. Old Notes may be tendered in whole or in part in integral multiples of $1,000.

      For purposes of the Exchange Offer, the term "holder" includes any participant in DTC named in a securities position listing as a holder of Old Notes. Only a holder of record may tender Old Notes in the Exchange Offer. Any beneficial owner of Old Notes who wishes to tender some or all of such Old Notes should arrange with DTC, a DTC participant or the record owner of such Old Notes to execute and deliver this Letter of Transmittal or to send an electronic instruction effecting a book-entry transfer on his or her behalf. See Instruction 6.

      Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available; (ii) who cannot deliver their Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date; or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Old Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Procedures for Tendering Old Notes--Guaranteed Delivery Procedures" in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Exchange Agent on or prior to the Expiration Date; and (iii) the certificates (or a book-entry confirmation) representing all tendered Old Notes, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof, or Agent's Message in lieu thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer--Procedures for Tendering Old Notes" in the Prospectus.

      The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice of Guaranteed Delivery. For Old Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein, "Eligible Institution" means a firm or other entity which is identified as an "Eligible Guarantor Institution" in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, including a bank; a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; a credit union; a member of a national securities exchange, registered securities association or clearing agency; or a savings association that is a participant in a securities transfer association for the account of an eligible institution.

      The method of delivery of certificates, this Letter of Transmittal and all other required documents is at the option and sole risk of the tendering holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, or overnight delivery service is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

      The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof) or by causing the transmission of an Agent's Message, waives any right to receive any notice of the acceptance of such tender.

      2. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required if:

      a. this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Old Notes) of Old Notes tendered herewith, unless such holder has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above; or

      b. such Old Notes are tendered for the account of a firm that is an Eligible Institution.

In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 6.

      3. Inadequate Space. If the space provided in the box captioned "Description of Old Notes" is inadequate, the certificate number(s) and/or the principal amount of Old Notes and any other required information should be listed on a separate, signed schedule which is attached to this Letter of Transmittal.

      4. Partial Tenders (not applicable to holders who tender by book-entry transfer). If less than all the Old Notes evidenced by any certificate submitted are to be tendered, fill in the principal amount of Old Notes which are to be tendered in the "Principal Amount Tendered" column of the box entitled "Description of Old Notes" on page 3 of this Letter of Transmittal. In such case, new certificate(s) for the remainder of the Old Notes that were evidenced by your old certificate(s) will be sent only to the holder of the Old Notes promptly after the Expiration Date. All Old Notes represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. Tender of Old Notes will be accepted only in integral multiples of $1,000.

      5. Withdrawal Rights. Except as otherwise provided herein, tenders of Old Notes may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written, telegraphic, telex or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at its address set forth above and in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Old Notes to be withdrawn, the aggregate principal amount of Old Notes to be withdrawn and (if certificates for Old Notes have been tendered) the name of the registered holder of the Old Notes as set forth on the certificate for the Old Notes, if different from that of the person who tendered such Old Notes. If certificates for the Old Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such certificates for the Old Notes, the tendering holder must submit the serial numbers shown on the particular certificates for the Old Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Old Notes tendered for the account of an Eligible Institution. If Old Notes have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under "The Exchange Offer--Procedures for Tendering Old Notes--Book-Entry Transfer," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Old Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission. Withdrawals of tenders of Old Notes may not be rescinded. Old Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer--Procedures for Tendering Old Notes."

      All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, which determination shall be final and binding on all parties. The Company, any affiliates or assigns of the Company, the Exchange Agent or any other person shall not be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Old Notes which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder promptly after withdrawal.

      6. Signatures on Letter of Transmittal, Assignments and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

      If any Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

      If any tendered Old Notes are registered in different name(s) on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of certificates.

      If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, must submit proper evidence satisfactory to the Company, in its sole discretion, of each such person's authority so to act.

      When this Letter of Transmittal is signed by the registered owner(s) of the Old Notes listed and transmitted hereby, no endorsement(s) of certificate(s) or separate bond power(s) are required unless New Notes are to be issued in the name of a person other than the registered holder(s). Signature(s) on such certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

      If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Old Notes listed, the certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Company or the trustee for the Old Notes may require in accordance with the restrictions on transfer applicable to the Old Notes. Signatures on such certificates or bond powers must be guaranteed by an Eligible Institution.

      7. Special Issuance and Delivery Instructions. If New Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if New Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. In the case of issuance in a different name, the U.S. taxpayer identification number of the person named must also be indicated. A holder of Old Notes tendering Old Notes by book-entry transfer may instruct that Old Notes not exchanged be credited to such account maintained at DTC as such holder may designate. If no such instructions are given, certificates for Old Notes not exchanged will be returned by mail to the address of the signer of this Letter of Transmittal or, if the Old Notes not exchanged were tendered by book-entry transfer, such Old Notes will be returned by crediting the account indicated on page 3 above maintained at DTC. See Instruction 6.

      8. Irregularities. The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for which, may, in the view of counsel to the Company be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer--Conditions to the Exchange Offer" or any conditions or irregularity in any tender of Old Notes of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Old Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. The Company, any affiliates or assigns of the Company, the Exchange Agent or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

      9. Questions, Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to the Exchange Agent at its addresses and telephone numbers set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Letter of Transmittal, the Notice of Guaranteed Delivery and Forms W-8 (as defined in Instruction 10) may be obtained from the Exchange Agent at the addresses and telephone/facsimile numbers indicated above, or from your broker, dealer, commercial bank, trust company or other nominee.

      10. Backup Withholding; Substitute Form W-9; Forms W-8. Under the United States federal income tax laws, interest paid to holders of New Notes received pursuant to the Exchange Offer may be subject to backup withholding. Generally, such payments will be subject to backup withholding unless the holder (i) is exempt from backup withholding or (ii) furnishes the payer with its correct taxpayer identification number ("TIN") and certifies that the number provided is correct and further certifies that such holder is not subject to backup withholding as a result of a failure to report all interest or dividend income. Each holder that wants to avoid backup withholding should provide the Exchange Agent with such holder's correct TIN (or with a certification that such holder is awaiting a TIN) and with a certification that such holder is not subject to backup withholding by completing Substitute Form W-9 below.

      Certain holders (including, among others, all corporations and certain foreign individuals) are exempt from these backup withholding and reporting requirements. In general, in order for a foreign individual to qualify as an exempt recipient, that holder must submit a statement, signed under the penalties of perjury, attesting to that individual's exempt status. Such statements may be obtained from the Exchange Agent. Exempt holders (other than foreign persons), while not required to file Substitute Form W-9, should file Substitute Form W-9 and write "exempt" on its face to avoid possible erroneous backup withholding. Foreign persons not subject to backup withholding should complete and submit to the Exchange Agent a Form W-8 BEN (Certificate of Foreign Status of Beneficial Owner For U.S. Withholding), and/or other applicable Form(s) W-8 (and any other required certifications), instead of the Substitute Form W-9. See the enclosed Guidelines for Request for Taxpayer Identification Number and Certification on Substitute Form W-9 for additional instructions.

      If backup withholding applies, the Company may be required to withhold at the applicable rate on interest payments made to a holder of New Notes. Backup withholding is not an additional tax. Rather, the amount of backup withholding is treated, like any other withheld amounts, as an advance payment of a tax liability, and a holder's U.S. federal income tax liability will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

Purpose of Substitute Form W-9

      To prevent backup withholding with respect to interest payments on the New Notes, a holder should notify the Exchange Agent of its correct TIN by completing the Substitute Form W-9 below and certifying on Substitute Form W-9 that the TIN provided is correct (or that the holder is awaiting a TIN). In addition, a holder is required to certify on Substitute Form W-9 that it is (i) exempt from backup withholding, or (ii) not subject to backup withholding due to prior under reporting of interest or dividend income, or (iii) the Internal Revenue Service (the ''IRS'') has notified the holder that the holder is no longer subject to backup withholding.

What Number to Give the Depositary

      To avoid backup withholding with respect to interest payments on the New Notes, a holder is required to give the Exchange Agent the TIN of the registered holder of the New Notes. If such registered holder is an individual, the TIN is the taxpayer's social security number. For most other entities, the TIN is the employer identification number. If the New Notes are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Request for Taxpayer Identification Number and Certification on Substitute Form W-9 for additional guidelines on what number to report. If the Exchange Agent is provided with an incorrect TIN, the holder may be subject to a $500 penalty imposed by the IRS.

      11. Waiver of Conditions. To the extent permitted by applicable law, the Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

      12. No Conditional Tenders. No alternative, conditional or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of Old Notes for exchange.

      Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes nor shall any of them incur any liability for failure to give any such notice.

      13. Mutilated, Lost, Destroyed or Stolen Certificates. If any certificate(s) representing Old Notes have been mutilated, lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been followed.

      14. Security Transfer Taxes. Except as provided below, holders who tender their Old Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, (i) New Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old Notes tendered; (ii) tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal; or (iii) a transfer tax is imposed for any reason other than the exchange of Old Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. The Exchange Agent must receive satisfactory evidence of the payment of such taxes or exemption therefrom prior to the delivery of New Notes.

      Except as provided in this Instruction 14, it is not necessary for transfer tax stamps to be affixed to the Old Notes specified in this Letter of Transmittal.

      15. Incorporation of Letter of Transmittal. This Letter of Transmittal shall be deemed to be incorporated in any tender of Old Notes by any DTC participant effected through procedures established by DTC and, by virtue of such tender, such participant shall be deemed to have acknowledged and accepted this Letter of Transmittal on behalf of itself and the beneficial owners of any Old Notes so tendered.

                REQUESTER'S NAME: BANK ONE TRUST COMPANY, N.A.
--------------------------------------------------------------------------------

 SUBSTITUTE

 Form W-9

 Department of the Treasury Internal Revenue Service (IRS)

 Payer's Request for Taxpayer Identification Number (TIN)

 Please fill in your name and address below.

 --------------------
 Name

 --------------------
 Address (number and street)

 --------------------
 City, State and Zip Code
                        Part 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT OR, IF YOU DO NOT HAVE A TIN, WRITE "APPLIED FOR" AND SIGN THE CERTIFICATION BELOW.
                                                   ----------------------
                                                      Social Security Number
                                                                OR

                                                   ----------------------
                                                     Taxpayer Identification
                                                              Number

                        --------------------------------------------------------
                        Part 2 -- Certification -- Under penalties of perjury,
                        I certify that:

                        (1)The number shown on this form is my correct Taxpayer
                           Identification Number (or I am waiting for a number to be issued to me).

                        (2)I am not subject to backup withholding either
                           because (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

                        (3)I am a U.S. person (as defined for U.S. federal
                           income tax purposes).

                       ---------------------------------------------------------
                        Certification Instructions -- You must cross out item
                        (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). If you are exempt from backup withholding, check the box in Part 4 and see the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9".

                        Signature: __        Date: ________________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE, AS WELL AS FUTURE DIVIDEND PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE "APPLIED FOR" ON SUBSTITUTE FORM W-9.

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that until I provide a taxpayer identification number, all reportable payments made to me will be subject to backup withholding, but will be refunded if I provide a certified taxpayer identification number within 60 days.

 Signature: ______________________        Dated: ____________________________

THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

              GUIDELINES FOR REQUEST FOR TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

What Name and Number to Give the Requester

      Name
      If you are an individual, you must generally enter the name shown on your Social Security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, enter your first name, the last name shown on your Social Security card, and your new last name. If the account is in joint names, list first and then circle the name of the person or entity whose number you enter in Part I of the form.

      Sole Proprietor--You must enter your individual name as shown on your Social Security card. You may enter your business, trade or ''doing business as'' name on the business name line.

      Limited Liability Company (LLC)--If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations (S) 301.7701-3, enter the owner's name. Enter the LLC's name on the business name line. A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

      Other Entities--Enter the business name as shown on required federal income tax documents. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade or ''doing business as'' name on the business name line.

      Taxpayer Identification Number (TIN)
      You must enter your taxpayer identification number in the appropriate box. If you are a resident alien and you do not have and are not eligible to get a Social Security number, your taxpayer identification number is your IRS individual taxpayer identification number (ITIN). Enter it in the Social Security number box. If you do not have an individual taxpayer identification number, see How to Get a TIN below. If you are a sole proprietor and you have an employer identification number, you may enter either your Social Security number or employer identification number. However, using your employer identification number may result in unnecessary notices to the requester, and the IRS prefers that you use your Social Security number. If you are an LLC that is disregarded as an entity separate from its owner under Treasury regulations (S) 301.7701-3, and are owned by an individual, enter the owner's Social Security number. If the owner of a disregarded LLC is a corporation, partnership, etc., enter the owner's employer identification number. See the chart below for further clarification of name and TIN combinations.

      Social Security numbers (SSN's) have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers (EIN's) have nine digits separated by only one hyphen: i.e. 00-0000000.

      The table below will help determine the number to give the requester.

              GUIDELINES FOR REQUEST FOR TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

------------------------------------------------------------------------------  -----------------------------------------
For this type of account:                         Give Name                     For this type of account:
                                                  and SSN of:
------------------------------------------------------------------------------  -----------------------------------------
1. Individual                                     The individual                 6.A valid trust, estate or pension
                                                                                   trust
2. Two or more individuals (joint                 The actual owner of the        7.Corporation
 account)                                         account or, if combined
                                                  funds, the first individual
                                                  on the account(1)
3. Custodian account of a minor                   The minor(2)                   8.Association, club, religious,
 (Uniform Gift to Minors Act)                                                      charitable, educational or other
                                                                                   tax-exempt organization
4. a. Theusual revocable savings                  The grantor-trustee(1)         9.Partnership
         trust (grantor is also trustee)
  b.The so-called trust account                   The actual owner(1)           10.A broker or registered
    that is not a legal or valid                                                   nominee
    trust under state law
5. Sole proprietorship                            The owner(3)                  11.Account with the Department
                                                                                   of Agriculture in the name of a
                                                                                   public entity (such as a state or
                                                                                   local government, school
                                                                                   district, or prison) that receives
                                                                                   agricultural program payments
------------------------------------------------------------------------------  -----------------------------------------

  --------------------------------------------------------------
  For this type of account:                Give Name
                and SSN of:
  --------------------------------------------------------------
  6.A valid trust, estate or pension       Legal entity(4)
     trust
  7.Corporation                            The corporation



  8.Association, club, religious,          The organization
    charitable, educational or other
     tax-exempt organization
  9.Partnership                            The partnership

 10.A broker or registered                 The broker or nominee
    nominee

 11.Account with the Department            The public entity
     of Agriculture in the name of a
     public entity (such as a state or
     local government, school
     district, or prison) that receives
     agricultural program payments
  --------------------------------------------------------------

(1)List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security number, that person's number must be furnished.
(2)Circle the minor's name and furnish the minor's Social Security number.
(3)You must show your individual name, but you may also enter your business or ''doing business as'' name. You may use either your Social Security number or employer identification number (if you have one).
(4)List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note: Ifno name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

   How to Get a TIN
   If you do not have a taxpayer identification number, apply for one immediately. To apply for a Social Security number, get Form SS-5, Application for a Social Security Number Card, from your local Social Security Administration office. Get Form W-7 to apply for an individual taxpayer identification number or Form SS-4, Application for Employer Identification Number, to apply for an employer identification number. You can get Forms W-7 and SS-4 from the IRS.

   If you do not have a taxpayer identification number, write ''Applied For'' in the space for the taxpayer identification number, sign and date the form (including the Certificate of Awaiting Taxpayer Identification Number), and give it to the requester. For interest and dividend payments and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a taxpayer identification number and give it to the requester before you are subject to backup withholding. Other payments are subject to backup withholding without regard to the 60-day rule, until you provide your taxpayer identification number.

     Note: Writing ''Applied For'' means that you have already applied for a taxpayer identification number or that you intend to apply for one soon.

Exemption From Backup Withholding
   Payees Exempt From Backup Withholding Individuals (including sole proprietors and LLCs disregarded as entities separate from their individual owners) are NOT automatically exempt from backup withholding.

For interest and dividends, the following payees are generally exempt from backup withholding:
   (1) An organization exempt from tax under section 501(a) of the Internal Revenue Code of 1986, as amended (the ''Code''), an individual retirement account (IRA), or a custodial account under section 403(b)(7) of the Code if the account satisfies the requirements of section 401(f)(2) of the Code.
   (2) The United States or any of its agencies or instrumentalities.
   (3) A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

              GUIDELINES FOR REQUEST FOR TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

   (4) A foreign government or any of its political subdivisions, agencies or instrumentalities.
   (5) An international organization or any of its agencies or instrumentalities.
   (6) A corporation.
   (7) A foreign bank of central issue.
   (8) A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.
   (9) A real estate investment trust.
   (10) An entity registered at all times during the tax year under the Investment Company Act of 1940.
   (11) A common trust fund operated by a bank under section 584(a) of the Code.
   (12) A financial institution (as defined for purposes of section 3406 of the Code).
   (13) A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.
   (14) A trust exempt from tax under section 664 of the Code or described in section 4947 of the Code.

   For broker transactions, persons listed in items 1-12, above, as well the persons listed in items 15-16, below, are exempt from backup withholding.

   (15) A futures commission merchant registered with the Commodity Futures Trading Commission.
   (16) A person registered under the Investment Advisors Act of 1940 who regularly acts as a broker.

   Payments Exempt From Backup Withholding
Dividends and patronage dividends that are generally exempt from backup withholding include:
   . Payments to nonresident aliens subject to withholding under section 1441 of the Code.
   . Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.
   . Payments of patronage dividends not paid in money.
   . Payments made by certain foreign organizations.
   . Payments made by an ESOP pursuant to section 404(k) of the Code.

   Interest payments that are generally exempt from backup withholding include:
   . Payments of interest on obligations issued by individuals. Note, however, that such a payment may be subject to backup withholding if the amount of interest paid during a taxable year in the course of the payor's trade or business is $600 or more, and you have not provided your correct taxpayer identification number or you have provided an incorrect taxpayer identification number to the payer.
   . Payments of tax-exempt interest (including exempt-interest dividends under section 852 of the Code).
   . Payments described in section 6049(b)(5) of the Code to nonresident aliens. . Payments on tax-free covenant bonds under section 1451 of the Code.
   . Payments made by certain foreign organizations.

   Payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N of the Code, and the Treasury regulations thereunder.

   If you are exempt from backup withholding, you should still complete and file Substitute Form W-9 to avoid possible erroneous backup withholding. Enter your correct taxpayer identification number in Part 1, write ''Exempt'' in Part 2, and sign and date the form and return it to the requester.

   If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

Privacy Act Notice.-Section 6109 of the Code requires you to give your correct taxpayer identification number to persons who must file information returns with the IRS to report interest, dividends and certain other income paid to you. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws. You must provide your taxpayer identification number whether or not you are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividends and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties
(1) Failure to Furnish Taxpayer Identification Number.-If you fail to furnish your correct taxpayer identification number to a requester, you are subject to a penalty of $50.00 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) Civil Penalty for False Information With Respect to Withholding.-If you make a false statement with no reasonable basis which results in no backup withholding, you are subject to a $500.00 penalty.
(3) Criminal Penalty for Falsifying Information.-Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
   FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.